UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 16, 2006

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19975 Victor Parkway, Livonia, Michigan	48152

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 734-591-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On February 16, 2006, Valassis issued a press release (the “Press Release”) announcing results for the quarter ended and year ended December 31, 2005. Furnished hereto as Exhibit 99.1 to this Current Report is a copy of the Press Release.

The information in Item 2.02 of the Current Report and the accompanying exhibit shall not be incorporated by reference into any filing by Valassis, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)                Exhibits

Exhibit Number	Description

99.1	Press release dated as of February 16, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

(Registrant)
Dated: February 16, 2006
/s/Robert L. Recchia

Robert L. Recchia
Executive Vice President and Chief Financial Officer